                                                            EXHIBIT 10(e)

                          BECTON DICKINSON AND COMPANY

                             EXECUTIVE BONUS PLANS
                             ---------------------

                               Table of Contents
                               -----------------
1.0  PURPOSE

2.0  EXECUTIVE BONUS COMMITTEE

3.0  ELIGIBILITY

4.0  PARTICIPATION LEVELS

5.0  THEORETICAL BONUS AMOUNTS

6.0  PERFORMANCE RATING

   6.1 Business Unit
       a. Financial
       b. Strategic

   6.2 Corporate
       a. Financial
       b. Strategic

   6.3 Factor Scales and Multipliers

7.0  DETERMINATION OF DIVISION AND CORPORATE BONUS POTS

   a.  Unit Theoretical Bonus
   b.  Unit Performance Ratings

8.0  BONUS FACTORS

   a.  Minimum Earnings Requirements
   b.  Communication
   c.  Bonus Recommendations

9.0  FINAL REVIEW AND APPROVAL

   a.  Adjustments
   b.  Maximum Payout Guideline
   c.  Payment
   d.  Deferral Options
   e.  Exceptions

10.0  EXHIBITS

   Exhibit 1  Financial Thresholds
   ---------
   Exhibit 2  Bonus Plan Formula
   ---------
   Exhibit 3  Bonus % Ranges
   ---------

                                                                      As Amended
                                                                  December, 1994

                          BECTON DICKINSON AND COMPANY

                             EXECUTIVE BONUS PLANS
                             ---------------------


1.0  PURPOSE
     -------

   Annual incentive bonuses are intended to provide key members of management with financial incentives geared to annual performance on three levels:

   . The overall financial performance of the company, sector, or division, as appropriate.
   . The attainment of world-wide business team or function strategic objectives.
   .  The performance of the individual executive.

THE PAYMENT OF SUCH ANNUAL INCENTIVE BONUSES IS SOLELY WITHIN THE DISCRETION OF MANAGEMENT, WITHIN THESE GUIDELINES. NO EMPLOYEE HAS ANY VESTED RIGHT TO ANY SUCH PAYMENT.


2.0  EXECUTIVE BONUS COMMITTEE
     -------------------------

   An Executive Bonus Committee will be responsible for administering this plan. The committee will consist of the Chairman, President and Chief Executive Officer and other senior executives as designated by the Chairman, President and Chief Executive Officer, from time to time.


3.0  ELIGIBILITY
     -----------

   Participation is extended to employees in all operating units, Corporate staff groups (departments) and subsidiaries world-wide. Acquisitions which have pre-existing executive bonus, profit sharing, or similar programs will not participate in this plan until and unless those plans are superseded by this plan.

   Participation in any particular fiscal year is restricted to employees in exempt (or management) grade 9 and above (other than those covered under Sales Incentive Plans), who are actively employed on October 1st (the beginning of the fiscal year). Current employees promoted to grade 9 and above positions in bonus Level 5 between October 1st and April 1st may be considered for pro-rata bonus. New employees will be considered for bonus participation commencing the fiscal year following employment.

   Employees who retire, become disabled or die during the fiscal year are eligible for pro-rata bonus consideration.


4.0  PARTICIPATION LEVELS
     --------------------

   There are five levels of participation. Assignments to each level will be reviewed annually by the Executive Bonus Committee based on recommendations from unit heads. Applicable assignments must be approved each year by the Executive Bonus Committee.



    PARTICIPATION             TARGET BONUS                          PARTICIPANTS
       LEVEL                   PERCENTAGE
                           (% OF OCTOBER 1ST
                                SALARY)
- ---------------------------------------------------------------------------------------------------

          1                        70             Chairman, President and Chief Executive
                                                  Officer
- ---------------------------------------------------------------------------------------------------

          2                        50             Vice Chairman and General Counsel
                                                  Sector Presidents
                                                  Corporate Executive Officers*
- ---------------------------------------------------------------------------------------------------

          3                        35             Other Corporate Officers
                                                  Division Presidents
                                                  Vice President/General Managers
- ---------------------------------------------------------------------------------------------------

          4                        25             Key Reporting Staff
                                                  Division and Staff Function Management
- ---------------------------------------------------------------------------------------------------

          5                        10             Other employees grade 9 and above approved
                                                  for participation
- ---------------------------------------------------------------------------------------------------
Levels 1, 2 and 3 constitute the Company's "Executive Bonus Plan".  Levels 4 and 5 constitute the
 Company's "Management Bonus Plan".

*Certain individual participants are grandfathered at 40%.


5.0  THEORETICAL BONUS AMOUNTS
     -------------------------

   On or about January 15th of each year, a theoretical bonus pot for all participating units will be developed for interim accruals and reporting. The theoretical bonus is established by multiplying the total October 1st salaries for approved participants in a participation level by the appropriate Target Bonus Percentages (above).


6.0  PERFORMANCE RATING
     ------------------

   6.1  Business Unit (Division, Sector)
        -------------

      (a) Financial Rating:  Financial ratings will be based upon the units FX
          ----------------
          neutral OIBT (operating income before taxes) compared to the approved budget for the fiscal year. Any significant unplanned internal or
                                                       ---------
          external factors which, in the aggregate, offset financial results in either direction by more than 5% of Plan can be recommended by the Sector President to the Executive Bonus Committee for its consideration. Smaller or startup divisions may be evaluated on a qualitative basis, with the prior approval of the Executive Bonus Committee.

      (b) Strategic Rating:  Strategic ratings will be based upon the evaluation
          -----------------
          of the performance of each World-wide Business Team. This evaluation will be done each year by the respective Sector President and submitted to the Executive Bonus Committee for review and approval. Each division and sector will be assigned a composite strategic rating, based upon its participation in and contribution to the performance of the various world-wide teams.


     6.2  Corporate
     ---  ---------

      (a) Financial Rating: The corporate financial rating is based upon after-
          -----------------
          tax Earnings-per-Share compared to the target approved by the Board of Directors. Normally all operating results will be included in the
                                   ---------
          calculation. Gains or losses from non-operating items such as divestitures or accounting charges will be excluded. Participants at Levels 1 and 2 are evaluated on EPS as reported, others on EPS on an FX neutral basis.

      (b) Strategic Rating:  The Company's strategic performance will be
          -----------------
          evaluated against achievement of its long term strategic goals. Each corporate staff function will be evaluated versus strategic objectives and contributions by a special committee consisting of the Chairman, President and CEO, the Vice Chairman and General Counsel and the Sector Presidents. Strategic ratings are based upon the following
                              ---------
          scale:


        RATING      INTERPRETATION
        ------      --------------

        110 & above   Competitive advantage CREATED  or improved
                                            -------

        105           Competitive advantage MAINTAINED, with directional
                                            -----------
                      progress evident

        100           Competitive advantage MAINTAINED
                                            ----------

         95           Competitive advantage MAINTAINED, but additional progress
                                            ----------
                      needed to prevent competitive risk

      90 & below      Competitive position DECLINED
                                           --------

   6.3  Factor Scales and Multipliers:
        ------------------------------

      Financial factors are based upon financial ratings as described above, and
      ---------
      shall be subject to a 5:1 multiplier for performance above 100, up to a maximum score of 150. Ratings below 100 are subject to a 2:1 penalty, and fall to zero if below the applicable threshold.

      Strategic factors are computed using a multiplier or penalty, as above, except that no penalty applies to a rating of 95 and a rating below 75 results in a factor of zero.

7.0  DETERMINATION OF DIVISION AND CORPORATE BONUS POTS
     --------------------------------------------------

   (a)  Unit Theoretical Bonus
        ----------------------

      On or about October 15th following the close of each fiscal year, Division Presidents and Corporate Officers will be provided with a list of approved participants for their unit, showing base salaries as of the October 1 start of the fiscal year and target bonuses. All such employees will be included on the bonus listing even if their individual performance rating is below the level required to qualify for a bonus award.

   (b) Unit Performance Ratings
       ------------------------

      On or about October 15th following the close of each fiscal year, the Executive Bonus Committee will determine the final unit and company performance ratings used to determine bonus factors for the fiscal year. The bonus pot is determined by applying the bonus factors to the theoretical bonus.


8.0  BONUS FACTORS
     --------------

   Bonus factors for each bonus level will be established as a composite of unit, sector, corporate and individual performance ratings. Weighting of factors will be determined in accordance with the distribution in Exhibit 2.
                                                                     ----------

   (a)  Minimum Earnings Requirement
        ----------------------------

      If the financial performance of a unit is below a minimum level the bonus payout will be restricted as follows. These thresholds are illustrated in
      Exhibit 1.

          Corporate Factor
          ----------------

      If the EPS of the corporation is less than 80% of target;
                                       -------------

        1. The corporate factor will be zero in all Corporate, Sector and Unit bonus formulas.

        2. No bonus will be paid to Corporate Officers.

        Sector Factor
        -------------

      If the Sector OIBT is less than 80% of plan then;
                            -------------

        1. The sector factor will be zero in all bonus formulas for that sector.

        2. The individual factor will be zero for Sector Staff (Level 4).

        3. No bonus will be paid to Sector Presidents.

          Unit Factor
          -----------

      If the unit OIBT is less than 75% of plan then;
                          -------------

        1. The unit factor will be zero in all bonus formulas for that unit.

        2. The unit and individual factors will be zero for the Division
                    ---
           President and Key Staff (Levels 3 and 4).

   (b)  Communication
        -------------

      The operating unit and Corporate ratings will be communicated to the Division Presidents by the Sector Presidents and to the Corporate staff by the Chairman, President and Chief Executive Officer, respectively.

   (c)  Bonus Recommendations
        ---------------------

      The Sector Presidents, Division Presidents and Corporate Officers will apply the final unit factors to the individual bonus targets to develop the recommended bonus amounts. They will have discretion to recommend bonuses that differ from the formula with the provision that no individual may receive a bonus that will exceed the bonus range for the participation level. (See Exhibit 3)
                  ---------

      The recommendations will be made by completing the bonus listings and submitting a copy to the appropriate level of supervision (Sector President, Corporate Executive Officer, or Chief Executive Officer).


9.0  FINAL REVIEW AND APPROVAL
     -------------------------

   The recommendations for all bonus payments will be reviewed and approved by the Sector Presidents and Corporate Executive Officers, and Chief Executive Officer for their respective areas of responsibility. In the case of participants at Levels 1, 2 and 3, recommendations will be subject to final review and approval by the Compensation and Benefits Committee of the Board of Directors.

   (a)  Adjustments
        -----------

      If the overall performance of the Company will not support the total bonus produced by the plan formula, or if such bonus is subject to government regulation or other external or internal limitations, any required adjustment will be determined by the Executive Bonus Committee and applied across the board to all units as a final step in the bonus calculation.


     (b) Maximum Payout Guideline
     ----------------------------

      Total bonus payments to participants in Levels 1, 2 and 3 should not, barring special circumstances, exceed 3% of the Company's after tax net income, as reported, for the fiscal year.

   (c)  Payment
        -------

      Bonuses will normally be paid in January of the calendar year following the year in which they are awarded. An employee may elect, in writing prior to October 31st, to accelerate any bonus payable under this Plan to December. Except as provided in Section 3, no bonus payments will be made to individuals who are not active employees on the final day of the fiscal year. Employees who are terminated for cause prior to the distribution date will forfeit their bonuses.

      Bonuses awarded to any employee who dies prior to the distribution date may be made, at the discretion of management, to the survivors of the employee.

   (d)  Deferral Options
        ----------------
      Certain participants are eligible to defer receipt of their bonus in accordance with the Company's Salary and Bonus Deferral Plan. Eligibility to defer, and terms and conditions of deferral, are governed by that plan.

   (e)  Exceptions
        ----------

      Any recommendations for exceptions to the provisions of the Plan must be submitted to the Executive Bonus Committee for review and are subject to final approval by the Chief Executive Officer in the case of employees at Levels 4 and 5. Any exceptions applicable to participants at Levels 1, 2 and 3 is further subject to approval by the Compensation and Benefits Committee of the Board of Directors.

                                                                       EXHIBIT 1
                                                                       ---------
                                                                     (pg 1 of 2)
                              FINANCIAL THRESHOLDS

                                 EXECUTIVE PLAN
                                 --------------

                                 Company                  Company                      Sector                   Division
                                Reported                 FX Neutral                  FX Neutral                FX Neutral
                                  EPS                       EPS                         OIBT                      OIBT
                        (less than)80% of Budget   (less than)80% of Budget   (less than)80% of Budget  (less than)75% of Budget
                        ------------------------   ------------------------   ------------------------  ------------------------

Senior Corporate
Executives                   No Bonus


Sector Presidents
                             No Bonus                                                No Bonus

Corporate Officers
                             No Bonus                    No Company
                                                        Factor (75%)
Divison Presidents and
 Others                      No Bonus                                               No Sector                  No Division/WW
                                                                                   Factors (25%)                Factors (75%)

                                 OVERALL LIMIT

      .  TOTAL PAYOUT MAY NOT EXCEED 3% OF COMPANY NET INCOME (AFTER-TAX)

                                                                       EXHIBIT 1
                                                                       ---------
                                                                     (pg 2 of 2)
                              FINANCIAL THRESHOLDS

                                MANAGEMENT PLAN
                                ---------------

                                 Company                  Company                      Sector                   Division
                                Reported                 FX Neutral                  FX Neutral                FX Neutral
                                  EPS                       EPS                         OIBT                      OIBT
                        (less than)80% of Budget   (less than)80% of Budget   (less than)80% of Budget  (less than)75% of Budget
                        ------------------------   ------------------------   ------------------------  ------------------------

Director or V.P./
Operating Committee/
or Equivalent
- ----------------------
(LEVEL IV)

.  Corporate               No Company                     No Company
                          Factor (75%)                   Factor (75%)

.  Sector                  No Company                     No Company               No Sector
                          Factor (25%)                   Factor (25%)            Factors (75%)

.  Division                                                                        No Sector                  No Division/WW
                                                                                 Factors (25%)                 Factors (75%)
Manager/
or Equivalent
- ----------------------
(LEVEL V)




.  Corporate               No Company                     No Company
                          Factor (50%)                   Factor (50%)

.  Sector                                                                          No Sector
                                                                                 Factors (50%)


.  Division                                                                                                   No Division/WW
                                                                                                               Factors (50%)

                                                                       Exhibit 2
                                                                       ---------
                                                                   (page 1 of 2)

                               BONUS PLAN FORMULA



        SECTOR PRESIDENTS


                COMPANY
 25%        (EPS vs Budget)


            SECTOR FINANCIAL
 50%        (OIBT vs Budget)


 25%        SECTOR STRATEGIC


       CORPORATE OFFICERS

                COMPANY
 75%         EPS vs Budget

 25%         UNIT STRATEGIC


       DIVISION PRESIDENTS

                 SECTOR
 25%      (65% OIBT vs Budget,
             35% Strategic)

             UNIT FINANCIAL
 50%        (OIBT vs Budget)

             UNIT STRATEGIC
 25%   (Blend of WW Team Ratings)

                                                                       EXHIBIT 2
                                                                       ---------
                                                                     (pg 2 of 2)

                              BONUS PLAN FORMULAS
                              -------------------

        LEVELS III, IV                                LEVEL V
        --------------                                -------

                                   DIVISION


25%        Sector
    (65% OIBT vs Budget,
       35% Strategic)

50%    Unit Financial                            50%        Unit
      (OIBT vs Budget)                               (65% OIBT vs Budget,
                                                        35% Strategic)

25%    Unit Strategic
         (WW Teams)                              50%      Individual


                                    SECTOR

25%      Company
       EPS vs Budget

75%      Sector                                  50%        Sector
    (65% OIBT vs Budget,                             (65% OIBT vs Budget,
       35% Strategic)                                   35% Strategic)


                                                 50%      Individual

                                   CORPORATE

75%      Company                                 50%      Company
       EPS vs Budget                                    EPS vs Budget

25%    Unit Strategic                            25%    Unit Strategic

                                                 25%      Individual

*ALL FINANCIAL RATINGS BASED UPON FX NEUTRAL PERFORMANCE VERSUS BUDGET

                                                                       EXHIBIT 3





                    BONUS % RANGES
                    --------------

Participation Level    Minimum  Target Bonus   Maximum
- -------------------    -------  -------------  -------
                                (Theoretical)

          1               35            70       110

          2               25            50        80
                          20            40        70

          3               15            35        60

          4               10            25        40
          5                5            10        20
